EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Thomas P. Russo, Executive Vice President, Treasurer and Chief Financial Officer of MetaMorphix, Inc. (the "Registrant"), certify that to the best of my knowledge, based upon a review of the quarterly report on Form 10-QSB/A (Amendment No. 1) for the period ended March 31, 2005 of the Registrant (the "Report"):

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

           By:                        /s/ THOMAS P. RUSSO
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                                        Thomas P. Russo
              EXECUTIVE VICE PRESIDENT, TREASURER AND CHIEF FINANCIAL OFFICER OF
                                       METAMORPHIX, INC.

Date:  December 15, 2006